--------------------------------------------------------------------------------

Dear Participation Holder:

    We are pleased to report a distribution of $0.28 per participation from net investment income for the year ended December 31, 1996. In addition, we are able to report distributions per participation of $0.28 from realized security gains and $0.17 from return of capital. For the year ended December 31, 1996, the Trust had a total return of 22.43%~, as compared to the unmanaged Standard & Poor's 500 Composite Stock Price Index which had a total return of 22.97% and the unmanaged Dow Jones Industrial Average (with dividends reinvested) which was up 26.0%.

    The realized security gains and return of capital component for the second half of 1996 are primarily attributable to the sale of shares of Travelers, Inc., received as a result of its 4 for 3 stock split in November. The Trust continues to hold shares of Lucent Technologies, Inc., which was a spin-off from AT & T Corp. and Union Pacific Resources Group, Inc., which was a spin-off from Union Pacific Corporation.

    Throughout the year, the Trust benefitted from the continued strength in blue chip and multi-national companies. The Oil and Energy Sectors which lagged for most of 1996, gained momentum late in the fourth quarter and these sectors continue to be strong performers.

    The positive economic forces that serve as a backdrop for the financial markets have not changed materially over the course of the past year. A year ago, we discussed the favorable environment for stocks based on: moderate economic growth, low inflation, a benign interest rate environment, positive earnings growth, and a favorable supply/demand dynamic for stocks.

    As 1997 begins, we see more similarities to last year than differences. The U.S. economy appears to be on a continued moderate growth curve, inflation has yet to show up in the commonly watched statistics, earnings should be able to grow 7-10%, and money flows into equity mutual funds appear strong. Much like last year, we expect that changes in perceptions as to these issues will cause some volatility in the markets, but at the end of the day, we expect this scenario to result in a bond market that does not move significantly in either direction, and a stock market that can generate a total return of 8-12%.

    Although the differences between the current environment and that of early 1996 may be few, they can be significant. 1) Stock valuations are less attractive. The price earnings multiple for the unmanaged Standard & Poor's 500 Composite Stock Price Index entering 1996 was 15.5 times estimated earnings, and currently stands at 17.5 times 1997 estimated earnings. At current interest rate and inflation levels, that valuation level does not appear excessive, however, there is less margin for error. 2) While reported inflation remains benign, pressures are building. Wages have been rising for sometime, with corporations able to offset these increases with increased productivity and aggressive control of benefit costs. As the economic expansion matures, these become more difficult to sustain. Additionally, energy and food costs have been rising and although the markets have so far ignored them, further upward pressure would force the markets to pay attention. 3) Estimates of only moderate earnings growth do not permit much room for disappointment which can come from several directions: the previously discussed wage pressures, strong dollar, higher energy costs, and less than expected demand either domestically, or from overseas.

    Although market risks have clearly increased, we continue to believe that the U.S. economy will remain strong and investors in the Trust should benefit from the continuing economic growth.

                                   Sincerely,




                                   Robert M. DeMichele
                                   Chairman of the Board
                                   Lexington Management Corporation

January, 1997

*22.43%, 16.87% and 14.80% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's participations, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.
--------------------------------------------------------------------------------

                                      ART


          If you had invested $10,000 56 years ago...

          ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
          With Income Dividends and Capital Gains Distributions Reinvested

The table on the following page covers the period from March 16, 1941 to December 31, 1996. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.

Long-term investments in industry, such as Lexington Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

LEXINGTON CORPORATE LEADERS TRUST FUND
--------------------------------------------------------------------------------
The cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations "Initially Acquired" includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing "A Return of Capital" (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Holders on dividends or other distributions reinvested in additional participations. The dollar amount of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941-None; 1942-None; 1943-None; 1944-$3; 1945-$450; 1946-None; 1947-$44;
1948-$338;  1949-None;  1950-$283;  1951-$796;  1952-$185;  1953-$10; 1954-$812;
1955-$474;   1956-$4,347;   1957-$48;   1958-$17;   1959-$3,032;    1960-$2,371;
1961-$2,118;  1962-$2,749;  1963-$735;  1964-$3,138;  1965-$9,035;  1966-$1,077;
1967-$48;   1968-$4,121;   1969-$102;   1970-$644;   1971-$1,862;   1972-$2,300;
1973-None; 1974-None; 1975-None; 1976-$5,071; 1977-$4,161; 1978-None; 1979-None;
1980-$5,182;  1981-$31,473; 1982-None; 1983-$18,602;  1984-$8,258; 1985-$39,496;
1986-$64,138;   1987-$69,182;    1988-$49,350;   1989-$99,410;    1990-$148,727;
1991-$39,773;    1992-$52,819;   1993-$46,262;    1994-$160,296;    1995-$7,696;
1996-$62,612; Total-$953,647.
--------------------------------------------------------------------------------

                       Cumulative                                     VALUE OF PARTICIPATIONS
                        Cost of                     -----------------------------------------------------------
                        Partici-                                Purchased
                        pations                               Through Rein-             Purchased
          Amount of    Purchased      Cumulative               vestment of               Through
          Dividends     Through          Cost                 Distributions            Reinvestment                 Number
 Year     Reinvested   Reinvest-      Including               from Realized                 of           Net          of
 Ended       Semi-      ment of       Reinvested    Initially    Gains                  Dividends       Asset       Partici-
Dec. 31    Annually    Dividends      Dividends     Acquired  (Cumulative)   Sub-Total (Cumulative)     Value       pations
----------------------------------------------------------------------------------------------------------------------------
  1941*         --           --       $ 10,000        8,799         --       $  8,799         --     $    8,799          566
  1942          --           --         10,000        9,613         --          9,613         --          9,613          584
  1943    $      190   $      190       10,190       10,809         --         10,809    $     188       10,997          601
  1944           192          382       10,382       11,983    $       3       11,986          402       12,388          620
  1945           215          597       10,597       14,709          464       15,173          682       15,855          693
  1946           187          784       10,784       13,961          430       14,391          816       15,207          716
  1947           370        1,154       11,154       14,639          447       15,086        1,141       16,227          824
  1948           513        1,668       11,668       14,840          718       15,558        1,480       17,038          989
  1949           509        2,177       12,177       17,113          701       17,814        1,968       19,782        1,176
  1950           804        2,980       12,980       19,871          994       20,865        2,779       23,644        1,392
  1951         1,012        3,992       13,992       21,659        1,756       23,415        3,674       27,089        1,652
  1952         1,054        5,046       15,046       24,356        2,016       26,372        4,901       31,273        1,845
  1953         1,217        6,263       16,263       24,849        2,030       26,879        6,149       33,028        1,945
  1954         1,378        7,641       17,641       33,779        3,476       37,255        9,475       46,730        2,117
  1955         1,599        9,240       19,240       39,164        4,398       43,562       12,349       55,911        2,243
  1956         1,790       11,030       21,030       38,511        7,051       45,562       10,475       56,037        3,123
  1957         1,910       12,940       22,940       36,268        6,574       42,842       11,496       54,338        3,269
  1958         2,134       15,075       25,075       48,925        8,778       57,703       17,710       75,413        3,406
  1959         2,184       17,258       27,258       55,426       11,821       67,247       19,992       87,239        3,906
  1960         2,416       19,674       29,674       55,782       12,653       68,435       19,772       88,207        4,562
  1961         2,697       22,371       32,371       67,126       16,993       84,119       25,757      109,876        4,881
  1962         2,926       25,296       35,296       62,396       17,033       79,429       24,446      103,875        5,541
  1963         3,243       28,540       38,540       71,467       19,863       91,330       30,711      122,041        5,803
  1964         3,553       32,093       42,093       83,001       24,049      107,050       35,865      142,915        6,452
  1965         3,855       35,948       45,948       92,523       30,246      122,769       35,623      158,392        8,066
  1966         4,571       40,519       50,519       74,713       24,491       99,204       31,774      130,978        8,606
  1967         5,060       45,579       55,579       83,121       27,090      110,211       40,165      150,376        8,948
  1968         5,573       51,153       61,153       89,160       32,157      121,317       46,879      168,196        9,710
  1969         5,915       57,068       67,068       75,017       26,979      101,996       44,536      146,532       10,115
  1970         6,009       63,077       73,077       82,621       28,564      111,185       52,500      163,685       10,957
  1971         6,190       69,267       79,267       93,454       32,126      125,580       61,694      187,274       11,856
  1972         6,585       75,852       85,852      108,913        38,48      147,397       75,949      223,346       12,605
  1973         7,371       83,223       93,223       93,151       32,729      125,880       71,868      197,748       13,123
  1974         8,196       91,419      101,419       68,448       22,864       91,312       57,376      148,688       14,124
  1975         9,139      100,557      110,557       91,498       30,474      121,972       85,413      207,385       14,781
  1976         9,666      110,223      120,223      115,461       37,963      153,424      101,306      254,730       16,914
  1977        11,237      121,460      131,460      108,466       35,919      144,385       96,397      240,782       18,898
  1978        13,283      134,743      144,743      110,210       34,687      144,897      105,738      250,635       20,370
  1979        15,804      150,547      160,547      139,110       34,774      173,884      121,307      295,191       23,931
  1980        19,369      169,916      179,916      173,026       47,488      220,514      165,362      385,876       26,181
  1981        21,822      191,738      201,738      163,070       62,645      225,715      140,698      366,413       33,836
  1982        24,452      216,190      226,190      191,554       69,992      261,546      183,359      444,905       36,772
  1983        25,923      242,114      252,114      235,913       91,870      327,783      218,649      546,432       42,757
  1984        28,926      271,040      281,040      250,855       91,476      342,331      226,566      568,897       49,375
  1985        31,808      302,848      312,848      333,623      145,913      479,536      293,217      772,753       58,251
  1986        39,216      342,064      352,064      408,170      212,840      621,010      342,608      963,618       69,711
  1987        40,394      382,458      392,458      412,599      241,185      653,784      326,728      980,512       83,847
  1988        71,268      453,726      463,726      470,438      297,425      767,863      407,155    1,175,018       97,918
  1989        45,103      498,829      508,829      583,494      438,476    1,021,970      509,512    1,531,482      111,950
  1990        51,303      550,132      560,132      552,346      473,992    1,026,338      440,810    1,467,148      139,330
  1991        55,828      605,960      615,960      654,372      558,392    1,212,764      539,190    1,751,954      152,079
  1992        55,460      661,420      671,420      700,391      619,341    1,319,732      600,946    1,920,678      165,291
  1993        54,505      715,925      725,925      814,945      727,611    1,542,556      715,658    2,258,214      176,699
  1994        60,332      776,257      786,257      832,095      759,684    1,591,779      649,069    2,240,848      213,211
  1995        61,329      837,586      847,586    1,207,794      998,228    2,206,022      913,513    3,119,535      227,040
  1996        64,546      902,132      912,132    1,452,214    1,232,426    2,684,640    1,134,598    3,819,238      237,959
----------------------------------------------------------------------------------------------------------------------------

*From March 16, 1941.
Note-During 1990 all sales charges were eliminated. The above table reflects the change to a "No Load" status as if it were in effect for the entire period shown.
The amounts shown as dividends for periods after October 31, 1988  include  interest  income from the investment of amounts deposited in the distributive fund.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31,   1996
--------------------------------------------------------------------------------

Assets
Investments at market quotations,
  common stocks (identified cost $259,495,211) ...................  $383,752,319
Cash .............................................................     8,560,554
Subscriptions receivable .........................................       988,327
Receivable for accrued dividends .................................       678,279
                                                                    ------------
          Total assets ...........................................   393,979,479
                                                                    ------------

Liabilities
Distribution payable .............................................     1,131,657
Payable for participations redeemed ..............................       419,675
Accrued expenses .................................................       133,014
                                                                    ------------
          Total liabilities ......................................     1,684,346
                                                                    ------------

Net Assets
Balance applicable to 24,447,241 participations
  outstanding (Note 6) ...........................................  $392,295,133
                                                                    ============

Computation of public offering price:
Net asset value, offering and redemption price per participation
  (net assets divided by participations outstanding) .............  $      16.05
                                                                    ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS December 31, 1996
--------------------------------------------------------------------------------

                                       Number
                                         of                             Market
             Securities                Shares          Cost             Value
-------------------------------------  -------     ------------     ------------
Consumer Products: (17.3%)
American Brands, Inc. ...............  278,900     $ 10,450,174     $ 13,840,413
Eastman Kodak Co. ...................  278,900       14,471,365       22,381,725
Procter & Gamble Co. ................  278,900       17,161,874       29,981,750
                                                   ------------     ------------
                                                     42,083,413       66,203,888
                                                   ------------     ------------

Oil International: (20.7%)
Chevron Corp. .......................  278,900       13,110,451       18,128,500
Exxon Corp. .........................  278,900       17,511,249       27,332,200
Mobil Corp. .........................  278,900       22,755,150       34,095,525
                                                   ------------     ------------
                                                     53,376,850       79,556,225
                                                   ------------     ------------

Chemical & Fertilizers: (9.8%)
DuPont (E.I.) de Nemours & Co., Inc..  278,900       15,990,733       26,321,187
Union Carbide Corp. .................  278,900        7,151,820       11,400,038
                                                   ------------     ------------
                                                     23,142,553       37,721,225
                                                   ------------     ------------

Electrical Equipment: (8.6%)
General Electric Co. ................  278,900       16,143,502       27,576,237
Westinghouse Electric Corp. .........  278,900        5,614,603        5,543,138
                                                   ------------     ------------
                                                     21,758,105       33,119,375
                                                   ------------     ------------

Retailing: (4.9%)
Sears, Roebuck & Co. ................  278,900        8,114,543       12,864,262
Woolworth Corp.* ....................  278,900        5,859,608        6,100,938
                                                   ------------     ------------
                                                     13,974,151       18,965,200
                                                   ------------     ------------

Utilities: (6.5%)
Consolidated Edison Co. of N.Y., Inc.  278,900        7,931,764        8,157,825
Pacific Gas & Electric Co. ..........  278,900        7,179,327        5,856,900
Union Electric Co. ..................  278,900        9,606,266       10,737,650
                                                   ------------     ------------
                                                     24,717,357       24,752,375
                                                   ------------     ------------

Railroads: (8.1%)
Burlington Northern Santa Fe ........  166,014        9,395,456       14,339,459
Union Pacific Corp. .................  278,900       10,407,538       16,768,863
                                                   ------------     ------------
                                                     19,802,994       31,108,322
                                                   ------------     ------------

Energy: (8.2%)
Columbia Gas Systems, Inc. ..........  278,900       10,361,691       17,745,012
Union Pacific Resources Group Inc. ..  237,667        5,070,486        6,951,760
USX Marathon Group ..................  278,900        5,840,610        6,658,738
                                                   ------------     ------------
                                                     21,272,787       31,355,510
                                                   ------------     ------------

Misc. Industrial: (8.2%)
Allied Signal Corp. .................  278,900       11,240,594       18,686,300
Praxair, Inc. .......................  278,900        6,362,448       12,864,262
                                                   ------------     ------------
                                                     17,603,042       31,550,562
                                                   ------------     ------------

Communications: (4.4%)
A T & T Corp. .......................  278,900        9,931,761       12,132,150
Lucent Technologies Inc. ............  100,160        4,343,760        4,632,400
                                                   ------------     ------------
                                                     14,275,521       16,764,550
                                                   ------------     ------------

Financial: (3.3%)
Travelers Group Inc. ................  278,900        7,488,438       12,655,087
                                                   ------------     ------------
    Total Investments (100%) ........              $259,495,211     $383,752,319
                                                   ============     ============

*Non Income producing.
See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
  Income:
    Dividends .................................  $8,730,682
    Interest ..................................     103,006
                                                 ----------
      Total income ........................................    $ 8,833,688
  Expenses:
    Sponsor's administrative fee (Note 4) .....   1,268,269
    Professional fees .........................      64,797
    Trustee's fee (Note 4) ....................      10,833
    Custody fees and other services (Note 4) ..     127,519
    Transfer agent fees .......................     390,712
    Printing, mailing and sundry ..............     141,076
    Registration and filing fees ..............      63,025
                                                 ----------
      Total expenses ......................................      2,066,231
                                                              ------------
        Net investment income .............................      6,767,457
                                                              ------------
Realized and Unrealized Gain on Investments:
  Net realized gain from securities transactions ..........     12,337,780
  Unrealized appreciation of investments
    for the period ........................................     47,385,034
                                                              ------------
        Net gain on investments ...........................     59,722,814
                                                              ------------
    Net increase in net assets from operations ............    $66,490,271
                                                               ===========






See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Year Ended       Year Ended
                                                                    December 31,     December 31,
                                                                         1996             1995
                                                                    ------------     ------------
Income and Distributable Fund:
    Additions:
        Net investment income ...................................   $  6,767,457     $  5,070,950
        Realized gains from sale of securities,
          other than sale of stock units ........................      6,395,874          820,396
                                                                    ------------     ------------
                                                                      13,163,331        5,891,346
                                                                    ------------     ------------
    Deductions:
        Paid on account of participations redeemed ..............        486,295          212,668
        Semi-annual distributions (Note 3(a))
            Paid in cash ........................................      1,849,390          939,656
            Reinvested, below ...................................     10,714,827        4,685,472
                                                                    ------------     ------------
                                                                      13,050,512        5,837,796
                                                                    ------------     ------------
    Net change in income and distributable fund .................        112,819           53,550
                                                                    ------------     ------------

Principal Account:
    Additions:
        Payments received on sale of participations .............    167,449,209       74,367,391
        Semi-annual distributions reinvested, above .............     10,714,827        4,685,472
        Realized gains on sale of stock units ...................      5,941,906        1,700,921
        Unrealized appreciation (depreciation) of investments ...     47,385,034       56,613,954
                                                                    ------------     ------------
                                                                     231,490,976      137,367,738
                                                                    ------------     ------------

    Deductions:
        Paid on account of participations redeemed ..............     95,197,345       35,780,396
        Semi-annual distributions of principal (Note 3(b)) ......        578,409        1,459,632
                                                                    ------------     ------------
                                                                      95,775,754       37,240,028
                                                                    ------------     ------------
    Net change in principal account .............................    135,715,222      100,127,710
                                                                    ------------     ------------

Net assets at beginning of period:
    Income and distributable fund ...............................        432,414          378,864
    Principal account ...........................................    256,034,678      155,906,968
                                                                    ------------     ------------
                                                                     256,467,092      156,285,832
                                                                    ------------     ------------

Net assets at end of period:
    Income and distributable fund ...............................        545,233          432,414
    Principal account ...........................................    391,749,900      256,034,678
                                                                    ------------     ------------
                                                                    $392,295,133     $256,467,092
                                                                    ============     ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1. Nature of Business and Basis of Presentation

    Lexington Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935.

Note 2. Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

    (a) Valuation of securities-Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and asked prices. Short term securities with 60 days or less to maturity are valued at amortized cost.

    (b) Income taxes-No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is a Grantor Trust and all its income is taxable to the Holders of participations.

    (c) Other-Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Note 3. Distributions

    (a) During the year ended December 31, 1996 the distributions from net investment income were $.28047 per participation and, from realized gains, were $.27318 per participation.

    (b) The amount shown does not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the year ended December 31, 1996, the distributions from return of capital were $.17214 per participation.

Note 4. Trustee and Sponsor Fees

    State Street Bank and Trust Company (the "Trustee") receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated $138,352 for the year ended December 31, 1996. The Trust pays an administrative fee to Lexington Management Corporation (Sponsor) equal, on an annual basis, to 0.40% (.35% prior to May 1, 1996) of the average daily net assets of the Trust.

Note 5. Investment Transactions

    During the year ended December 31, 1996, the cost of purchases and proceeds of sales of investment securities, other than short-term obligations, were $99,232,310 and $19,044,457, respectively.

    The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

    As of December 31, 1996, net unrealized appreciation of portfolio securities was $124,257,108, comprised of unrealized appreciation of $125,651,000 and unrealized depreciation of $1,393,892.

Note 6. Source of Net Assets

    As of December 31, 1996 the Trust's net assets were comprised of the following amounts:

Net amounts paid in and reinvested by Holders net of terminations and return of capital payments .................................  $224,775,285
Cumulative amount of non-distributable realized gains retained
  in Principal Account ...........................................    42,717,507
Unrealized appreciation in value of securities ...................   124,257,108
                                                                    ------------
    Principal account ............................................   391,749,900
    Income and distributable fund ................................       545,233
                                                                    ------------
        Total net assets .........................................  $392,295,133
                                                                    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

Note 7. Participations Issued and Redeemed

    During the periods indicated, participations were issued and redeemed as follows:

                                                       Number of Participations
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
                                                           1996         1995
                                                        ----------   ----------
Issued on payments from Holders ........................ 11,313,596   5,797,609
Issued on reinvestment of dividends and distributions ..    919,816     914,327
Redeemed ............................................... (6,457,089) (2,910,131)
    Net increase .......................................  5,776,323   3,801,805

Note 8. Selected Financial Information

                                                             Years Ended December 31,
Selected Data Per Participation                --------------------------------------------------
outstanding throughout the period:              1996       1995       1994       1993       1992
                                               ------     ------     ------     ------     ------
Net asset value, beginning of period ......    $13.74     $10.51     $12.78     $11.62     $11.52
                                               ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income ...................      0.28       0.28       0.31       0.33       0.36
  Net realized and unrealized gain (loss)
    on investments ........................      2.79       3.82      (0.45)      1.71       0.70
                                               ------     ------     ------     ------     ------
Total from investment operations ..........      3.07       4.10      (0.14)      2.04       1.06
                                               ------     ------     ------     ------     ------

Less distributions:
  Dividends from net investment income ....     (0.28)     (0.28)     (0.32)     (0.33)     (0.35)
  Distributions from net realized gains ...     (0.28)     (0.03)     (0.90)     (0.28)     (0.35)
  Distributions from income and realized
    gains included in terminations ........     (0.02)     (0.02)     (0.01)        --      (0.01)
  Distributions from capital ..............     (0.18)     (0.54)     (0.90)     (0.27)     (0.25)
                                               ------     ------     ------     ------     ------
    Total distributions ...................     (0.76)     (0.87)     (2.13)     (0.88)     (0.96)
                                               ------     ------     ------     ------     ------
Change in net asset value for the period ..      2.31       3.23      (2.27)      1.16       0.10
                                               ------     ------     ------     ------     ------
Net asset value at end of period ..........    $16.05     $13.74     $10.51     $12.78     $11.62
                                               ======     ======     ======     ======     ======

Total return ..............................    22.43%     39.21%     (0.77%)    17.57%      9.63%

Ratios/Supplemental Data
Net Assets, end of period (000) ...........  $392,295   $256,427   $156,286   $147,181   $105,712
Ratios to average net asset of:
  Expenses ................................     0.63%      0.58%      0.62%      0.57%      0.60%
  Net investment income ...................     2.05%      2.57%      2.84%      2.78%      3.16%

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Participation Holders of
Lexington Corporate Leaders Trust Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Lexington Corporate Leaders Trust Fund as of December 31, 1996, and the related statements of operations, changes in net assets and the selected financial information for the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the management of the Trust. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with State Street Bank and Trust Company, Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Lexington Corporate Leaders Trust Fund as of December 31, 1996, and the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.




McGladrey & Pullen LLP


New York, New York
January 10, 1997

(left column)

LEXINGTON
INVESTOR SERVICES
---------------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

No  Load-The  Lexington  Funds  are  no  load
funds.  That is,  investments and redemptions
are   made   without   any   sales   charges,
commissions or redemption fees.

                 ----------

Free  Telephone  Exchange-Investments  in the
Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                 ----------

Check  Writing   Privileges-Lexington   Money
Market  Trust and  Lexington  Tax Free  Money
Fund  permit  investors  immediate  access to
their   funds   with   check    writing   for
withdrawals from their account.

                 ----------

Tax Sheltered Plans-IRA,  Keogh, Pension, and
Profit Sharing  Prototype Plans are available
to qualified  individuals.  These plans offer
investment   flexibility  through  the  Share
Exchange Service, simplified record keeping, convenience and investment supervision.

                 ----------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform
Gifts to Minors Act currently in effect in all states.

                 ----------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                 ----------

Complete   Record   Keeping-A   statement  is
provided for every transaction in addition to a year-end statement with tax information.


(right column)

The Lexington Group of

No Load Investment Companies

Lexington  Worldwide  Emerging Markets Fund, Inc.-
Seeks  long-term   growth  of  capital   primarily
through   investment   in  equity   securities  of
companies domiciled in, or doing business in, emerging countries and emerging markets. Lexington

Troika  Dialog Russia Fund,  Inc.-Seeks  long term
capital appreciation through investments primarily
in  equity   securities   of  Russian   companies.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia
Growth   Fund,    Inc.-Seeks   long-term   capital
appreciation   through   investment  in  companies
domiciled   in  the  Asia  Region  with  a  market
capitalization of less than $1 billion.

Lexington  Ramirez Global Income  Fund-Seeks  high
current   income.   Capital   appreciation   is  a
secondary   objective.   The  Fund  invests  in  a
combination of foreign and domestic high-yield, lower rated debt securities.

Lexington     Goldfund,     Inc.-Seeks     capital
appreciation through investment in gold bullion and shares of gold mining companies.

Lexington  Growth  and  Income  Fund,   Inc.-Seeks
capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington   Corporate   Leaders  Trust  Fund-Seeks
capital  growth  and  reasonable   income  through
investment  in an equal  number  of  shares  of an
established    list   of   American    blue   chip
corporations.

Lexington   SmallCap   Value   Fund,    Inc.-Seeks
long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible  Securities Fund-Seeks total
return by providing capital appreciation,  current
income  and   conservation   of  capital   through
investments   in  a   diversified   portfolio   of
securities   convertible  into  shares  of  common
stock.

Lexington GNMA Income Fund,  Inc.-Seeks to achieve
a high level of current  income,  consistent  with
liquidity   and  safety  of   principal,   through
investment   primarily  in  mortgage-backed   GNMA
("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of
current income  consistent  with  preservation  of
capital  and  liquidity  through   investments  in
interest    bearing    short-term   money   market
instruments.

Lexington Tax Free Money Fund, Inc.-Seeks current income exempt from Federal income taxes while maintaining stability of principal, liquidity and preservation of capital.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

(left column)

Trustee
--------------------------------------------------------------
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


Auditors
--------------------------------------------------------------
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

Sponsor
--------------------------------------------------------------
Lexington Management Corporation
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Transfer Agent
--------------------------------------------------------------
State Street Bank and Trust Company
c/o National Financial Data Services
City Center Square
P.O. Box 419648
Kansas City, Missouri 64141-6648


    ------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
     -----------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
    ------------------------------------------

--------------------------------------------------------------
(800) 526-0052

                           "LEXLINE"
          24 hour toll-free telephone access to your
                    Lexington Fund account
         Price/Yield * Account Balances * Exchanges *
          Last Transaction Activity * Total Return *
                     Duplicate Statements
--------------------------------------------------------------
This report has been prepared for the information of the Participation Holders of Lexington Corporate Leaders Trust Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(right column)

                             -----------------------

                                    LEXINGTON

                             -----------------------

                             -----------------------
                                    LEXINGTON
                                    CORPORATE
                                     LEADERS
                                      TRUST
                                      FUND

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1996


                               The Lexington Group
                                       of
                              Investment Companies
                             -----------------------